Exhibit 10.49

Itaú Unibanco S.A

Bank Credit Certificate

Initial Credit Agreement In Deposit Checking Account

(Cash Reserve - Pre-A)

Company name of the issuer

CIMCORP COM INT INF SA

qualified in the proposal for opening of the deposit checking account indicated in sub-item 1.9, designated as Customer.

1.           Data of this Certificate

1.1.           Issuance Date
10/05/2011

1.2.           Contract Account
Branch 0393
Account
DAC
2
Category
116-4

1.3.           Credit Limit 1,000,000

1.4.           Maturity of this Certificate
AT SIGHT

1.5.           Maturity of the Credit
11/03/2011

1.6. Credit Opening Commission
0.00% of the credit limit

1.7. Interest Rate

1.7.1. Per month (30 days)
2.050%

1.7.2. Per year (360 days)
27.57%

1.7.3. Periodicity of the Capitalization
MONTHLY

1.8. Charges Payment Day
every day: o 4

1.9. Deposit Checking Account
Branch
0393
Account

DAC
5

1.10. Guarantee
1.10.1. Code (internal use of the Bank) 800
1.10.2. Percentage 100

1.11. Place of Issuance 1.BARUERI, SP

1.12. Place of Payment BARUERI,SP
On the submission date, which may be performed within the term of twenty (20) years, we shall pay for this Bank Credit Certificate, to Banco Itaú S.A., with its head office on Praça Alfredo Egydio de Souza Aranha, n. 100 - Torre (Itaúsa, São Paulo, SP, CNPJ no. xxx, designated as Itaubanco, the cash debt, certain, net and payable, corresponds to the total value used of the open credit (sub-item 1.3.), plus the charges provided for in this Certificate, as described in the previous items 5 e 6.
On the charges payment day (sub-item 1.8) and on the credit maturity (sub-item 1.5) we shall pay to Itaubanco the charges and values used of the credit, under the terms of items 5 and 6

2.           Previous Information

2.1          Late payment surcharge – is the charge collected in case of delay in payment.
2.2          Calculation period – is the time period between two consecutive payment dates, with the first calculation period being that comprised from the date when the Credit Limit is made available to the Customer to the first day of payment.
2.3.         Information on the charges – The charges set forth in this Certificate will be, after being assessed, informed to the Customer, on his/her deposit checking account statement.

3.           Object - Itaubanco will grant us the revolving credit in the deposit checking account (sub-item 1.9), under the limit specified in sub-item 1.3, provided that the guarantees set forth in item "Guarantee" of this Certificate are constituted.

4. Credit use – The open credit will be used once or in installments, upon transfer requests of values from the contract account (sub-item 1.2) for the deposit checking account (sub-item 1.9), which Itaubanco shall meet provided that the following is observed.
4.1.            We shall request contract accounts transfers to the deposit checking account at the branches or through the convenience services of Itaubanco, if contracted with Itaubanco.
4.2            The existence of balance uncovered in the deposit checking account (sub-item 1.9) shall configure the credit use request in the value of this balance, which Itaubanco will meet respecting the credit limit available and the provisions in item "Guarantee", transferring the corresponding value from the contract account to the deposit checking account.
4.3          The transfer performed by Itaubanco shall characterizer our credit use.
4.4          The outstanding balance of the contract account corresponds every time to the total values used until then.
4.5          REGARDLESS OF THE VALUE OF THE CREDIT LIMIT, ITS USE WILL BE ALWAYS CONDITIONED TO THE CONSTITUTION AND MAINTENANCE OF THE GUARANTIES UNDER THE TERMS OF ITEM "GUARANTEE" OF THIS CERTIFICATE.
4.5.1. Itaubanco shall only meet the credit use requests which are covered by the contracted guarantees.
4.6          THE CONTRACT ACCOUNT, DEPOSIT CHECKING ACCOUNT STATEMENTS, AND THE CALCULATION SPREADSHEET ARE PART OF THIS CERTIFICATE, AND THE VALUES CONTAINED THEREIN, IF ASSESSED ACCORDING TO THIS CERTIFICATE, ARE NET, CERTAIN AND DETERMINED.
4.6.1. IF WE DO NOT AGREE WITH THE VALUES OF ANY STATEMENT OR CALCULATION SPREADSHEET, WE SHALL COMMUNICATE THIS FACT TO ITAUBANCO, IN WRITING. IF WE DO NOT COMPLAIN AFTER FIVE (05) DAYS HAVE ELAPSED, AFTER THE EXPIRATION OF THE TERM OF THIS CERTIFICATE, THE STATEMENTS AND CALCULATION SPREADSHEET WILL CONSTITUTE DOCUMENTARY EVIDENCE OF THE USE, CERTAINTY AND LIQUIDITY OF THE CREDIT.
4.7 Itaubanco will make it available to us, on a monthly basis, the calculation spreadsheet, in which it shall evidence, for each day of the period considered:

a)     the credit limit;
b)     number of business and calendar days of the period;
c)     daily outstanding balance;
d)     the total outstanding balance of the period;
e)     average outstanding balance in the calculation period;
f)     the applied interest rate in the calculation period;
g)    the total value of charges collected in the period;
h)    the credit opening commission, the credit maturity date and the charges payment day;
i)     the IOF rate and o total of this tax, calculated according to the legislation.

5. Charges and Payment – We shall pay to Itaubanco the following charges, and by the maturity date of the credit (sub-item 1.5), the total values used.
5.1             On a monthly basis, on the day indicated in sub-item 1.8 and on the maturity of the credit (sub-item 1.5), the interest capitalized at the rate of sub-item 1.7 and applied over an average of the values used in the calculation period.
5.1.1. The average of the values used will be the sum of the outstanding balances, assessed every business of the calculation period (sub-item 2.2), divided by the number of business days of that same period.
5.2             The credit opening commission, at the rate of sub-item 1.6 levied on the credit limit (sub-item 1.3), will be debited on this date and on the credit renewal dates (sub-item 1.5). 5.2.1. In case of an early maturity or early settlement of this certificate, Itaubanco will return to us the commission proportional to the period period ongoing.
5.3             ITAUBANCO MAY TRANSFER THE TAXES AND CHARGES VALUE TO US, WHICH MIGHT BE CREATED, AS WELL AS THE INCREASE OF THE CURRENT ONES, PAYABLE BY THE COMPETENT AUTHORITIES DUE TO THIS CERTIFICATE, AND SHALL INFORM US ON THE CHANGES BEFORE THE VALUE TO BE TRANSFERRED STARTS TO BE CHARGED.
5.4             The Financial Transaction Tax (IOF) will be debited as per the legislation in force.

6. Method of Payment – Payment to Itaubanco:
a)           the interest rates and other charges (credit opening commission, tariffs and levies), upon a debit which Itaubanco will make on the deposit checking account (sub-item 1.9);
b)           the values used, upon transfer which Itaubanco will make from the deposit checking account (sub-item 1.9) to the contract account (sub-item 1.2).
6.1.        The lack of balance available in the deposit checking account shall configure delay in payment.
6.1.1.     If the balance available in the deposit checking account is not sufficient, Itaubanco, at its discretion, may perform the transfer or debit generating an early payment to the depositor, under the terms of the deposit checking account opening contract of sub-item 1.9.

6.1.1.1. The deposit of values in the deposit checking account will first amortize the early payments to the depositor which do not originate in this certificate and, later, the early payments to the depositor originating from transfers and debits related to this certificate.
7.           Joint Debtors – The people finally appointed, designated as Joint Debtors, jointly and severally declare to be responsible for all obligations assumed by us and sign this certificate agreeing with the terms thereof.
8.          Guarantee – In order to guarantee the payment of any value related to this credit certificate, even arising out of an early payment to the depositor, Itaubanco may require an accommodation, provided in an attached document, which is part of this certificate.
8.1.           We will substitute the guarantee in case of loss, or will reinforce it, in case of decrease or insufficiency of its value, even as a result of an increase in the credit limit.

9. Maturity and Credit Renewal – The open credit will be effective to the maturity date stipulated in sub-item 1.5. Itaubanco may renew the credit. Under this circumstance, until the date stipulated in sub-item 1.5, Itaubanco will place at our disposal, of the Joint Debtors and of the Guarantor, in the branch mentioned in sub-item 1.9, or in the self-service ATMs, information about the following conditions specified in this certificate, which shall continue to be governed also by the other clauses provided herein:

a)           Credit Limit
b)           Interest Rate
c)           The value of the credit opening commission
d)           The credit renewal date
e)           The maturity date
f)           The charge payment day

9.1              THE JOINT DEBTORS AND/OR GUARANTOR (IF ANY) HEREBY AGREE WITH THE CREDIT RENEWAL UP TO THE VALUE INDICATED IN SUB-ITEM 1.3 OR UP TO THE VALUE OF FIFTY THOUSAND REAIS (R$ 50,000.00), WHICHEVER IS GREATER, AND THAT THE VALUES USED AFTER THE RENEWAL BE SUBJECT TO THE EQUIVALENT INTEREST RATE, IN THE MAXIMUM, THE GREATEST RATE INFORMED BY ITAUBANCO TO THE BRAZILIAN CENTRAL BANK, ON THE RENEWAL DATE, FOR AN OPERATION OF THIS KIND.
9.2             IF WE DO NOT WANT TO RENEW THE CREDIT, WE SHOULD NOTICE ITAUBANCO UPON FIVE (5) BUSINESS DAYS PRIOR NOTICE BEFORE MATURITY.
9.3             AT EACH CREDIT RENEWAL, THE CONTRACTUAL CONDITIONS OF ITEM 1 WILL BE CHANGED BY THE NEW DATA WHICH ITAUBANCO WILL INFORM US.
9.4             IF WE, THE JOINT DEBTORS OR THE GUARANTOR DO NOT AGREE WITH THE CONDITIONS INFORMED BY ITAUBANCO FOR THE CREDIT RENEWAL, WE SHOULD COMMUNICATE DISSENT TO ITAUBANCO UP TO FIVE (5) DAYS BEFORE THE MATURITY DATE (SUB-ITEM 1.5) AND, IMMEDIATELY, SETTLE THE OUTSTANDING BALANCE, CALCULATED AS PER THE CONDITIONS PREVIOUSLY IN FORCE, THUS CLOSING THE CREDIT OPERATION.
9.4.1. THE CREDIT USE AFTER FIVE (5) DAYS OF THE MATURITY DATE (SUB-ITEM 1.5), WILL MEAN OUR AGREEMENT, AND THAT OF THE JOINT DEBTORS AND GUARANTOR WITH THE CREDIT RENEWAL CONDITIONS.

10. Delay in Payment and Penalty – In case of delay in payment or early maturity, we shall pay interest in arrears of twelve percent (12%) per year plus a late payment surcharge calculated at the market rate of the payment day.
10.1 .The market rate will be the higher rate effectively practiced by Itaubanco with a legal person in contracting of an operation of the same kind, informed to the Brazilian Central Bank.
10.2. In case of a legal process, instead of the late payment surcharge, we authorize Itaubanco to choose for charging for monetary correction based on the IGP-M (General Market Price Index) variation, or, in its absence, on the IGP-DI (General Price Index - Domestic Availability), both published by FGV - Fundação Getúlio Vargas, or in the absence of those, on the CPI (Consumer Price Index), published by FIPE - Fundação Instituto de Pesquisas Econômicas of USP (University of São Paulo).

10.3                We will also pay, both in the case of judicial and extra-judicial collection, a penalty of two percent (2%) and the collection charges, including attorney’s fees and costs. In case we should charge from Itaubanco any amount in arrears, Itaubanco shall pay also for the collection charges, including including attorney’s fees and costs and a penalty of two percent (2%).
10.4                IN CASE WE DO NOT COMPLY WITH ANY OF OUR OBLIGATIONS OR IN CASE EARLY MATURITY OCCURS, ITAUBANCO MAY:
10.4.1.                            USE, IN ORDER TO PAY FOR THE DEBIT COMPENSATION, VALUES WHICH WE OR THE JOINT DEBTORS KEEL AT ITAUBANCO AND FOR WHICH ITAUBANCO IS IN DEBT;
10.4.1.1. The value transferred or redeemed will be considered due on the transfer or redemption date.
10.4.2.                            RETAINING VALUES FOR WHICH WE OR THE JOINT DEBTORS ARE HOLDERS;

10.5.0 RECEIPT OF THE PRINCIPAL BY ITAUBANCO SHALL NOT MEAN SETTLEMENT OF THE CHARGES SET FORTH IN THIS CERTIFICATE.

11. Early Maturity- We authorize Itaubanco to consider this certificate as overdue in advance and the debt payment as payable:
11.1                  regardless of any notice, if we do not comply with any of our obligations, suffer a legitimate protest of bill, file for bankruptcy or have such a file against us, require judicial recovery, call creditors to propose or negotiate the extrajudicial recovery plan or require their approval; if we do not comply with any obligation assumed in other operations entered into with Itaubanco and/or any other company controlled directly or indirectly by Banco Itaú Unibanco Banco Múltiplo S.A.
11.2                  Upon notice that Itaubanco shall send to us at least fifteen (15) days in advance, if:

a)                        in the term mentioned in the notice, we fail to supersede the Joint Debtor and/or Guarantor who may be insolvent or in any of the situation of the previous sub-item anterior, or who disagrees with the credit renewal conditions or with any amendments to the conditions herein;
b)                        there is a measure or event affecting the guarantees or credit rights of Itaubanco;
c)                        there is noncompliance with the environmental protection legislation, or an event indicating a potential or real environmental damage;
d)                        we perform any other modality of private agreement with the creditor(s) indicating our economical and financial crisis situation or pre-bankruptcy state;

12. Corporate Restructuring – We will promptly communicate to Itaubanco about any corporate restructuring process (spin-off, merger, incorporation, etc.), change of our main business activity or change in control, either direct or indirect, which we or our controller, either direct or indirect, are involved in.
12.1 After any of the events provided in the "caput" of this item has occurred, Itaubanco may considerer this certificate as overdue in advance, and the prompt payment of the total debt as and payable.
12.2. We promise that our controller, direct or indirect, is aware of the contents of this item and that will comply with the provisions therein.

13. Contracting Fee – We shall pay to Itaubanco for this operation and credit renewals processing the rate provided in the Table of Rates, posted in the branches, in force in this date and in the credit renewal dates.

14. Disclosure of Delay in Payment – In case there is noncompliance with any of our obligations, or delay in payment, Itaubanco will communicate the fact to SERASA, SPC (Credit Protection Service), as well as any other body in charge of recording delay in payment and breach of contractual obligation.

15. Credit Information System (SCR)- We authorize Itaubanco and the companies under direct or indirect control of Itaú Unibanco Banco Múltiplo S.A., at any time, even after this operation is extinguished, to:

e)             provide the Brazilian Central Bank (BACEN), so as to integrate the SCR, with information about the amount of our debts to become due and payable, also those in delay and the operations written-off as losses, as well as the value of the joint obligations assumed by us and of the guarantees provided by us, and
f)             check in the SCR eventual information about us existing there.
15.1          The purpose of the SCR is providing BACEN with the information about credit operations for credit risk supervision and exchange of information between the financial institutions.
10.4.3.                             We are aware that checking the SCR depends on out previous authorization, and I declare that the occasional previous consultation, for the purposes of this contracting, was authorized by us, even though verbally.
10.4.4.                             We may have access, at any time, to the SCR data by the means made available to us by BACEN and, in case of divergence in the SCR data provided by Itaubanco or a company under direct or indirect control of Itaú Unibanco Banco Múltiplo S.A., as for its correction, exclusion or record of a supplementary annotation, including for judicial measures, upon substantiated written request to Itaubanco.

16.        Environmental Responsibility – We declare to respect the environmental legislation and that using the values subject matter herein shall not imply violation of any of its provisions.
16.1      We commit to obtain all documents (opinions, studies, reports, licenses, etc.) foreseen in the environmental protection standards, certifying compliance thereto, and to promptly inform Itaubanco on the existence of an unfavorable manifestation by any authority.
16.2                 We will deliver a certified copy of all documents mentioned in the previous sub-item, informing immediately on the verification of any irregularity or event which may lead the competent entities to consider violation of the environmental protection standards or obligation to indemnify any environmental damage.
16.3                 Regardless of fault, we shall reimburse Itaubanco for any amount which it is compelled to pay because of an environmental damage which, otherwise, the authority sees as related to this Certificate, as well as we shall reimburse Itaubanco for any loss or damage, including to its image, which it might experience as a result of environmental damage.

17.        Tolerance – Tolerance of one of the parties as to noncompliance with any obligation by the other party shall not mean a waiver to the right of demanding compliance with the obligation, neither forgiveness nor changes to what has been contracted herein.
18.        Effectiveness of Contracting – In case this Certificate has been signed by us outside Itaubanco’s branch, we declare that all of its terms correspond exactly to those originally contained in the electronic file or in the form which has been submitted to us. After signing it, we should send it to the Itaubanco’s branch, for taking the other measures aiming at the effectiveness of contracting. The financial conditions adjusted for this Certificate are valid only for the date indicated in sub-item 1.1.

19.        Expenses – If Itaubanco registers this Certificate in order to produce the effects to third parties, we will pay for all expenses arising out of it.
19.1. Itaubanco will inform us on the value of the expenses upon 5 days prior notice before the performance of the debit.

20.        Total Effective Cost ("CET") – We declare to be aware of the Total Effective Cost ("CET"), as define in sub-item 20.1, previously to contracting this operation, as well as the flows considered in the CET calculation, as per the calculation spreadsheet which has been delivered to us ("Spreadsheet").
20.1. For the purposes of this Certificate, Total Effective Cost ("CET") is understood as the total cost of this operation, expressed in the form of an annual percentage rate, indicated in the Spreadsheet. For the calculation of the CET, one should consider: (a) the credit limit value made available; (b) the operation term, estimated in thirty (30) days; and d) the compensatory interest rate, the value of taxes, of the bank fees and other expenses provided for in this Certificate.

20.2. The percentage of CET and the value of taxes have been calculated for the case of full use of the credit limit during an estimated period of thirty (30) days; if that does not occur, the CET percentage and value of taxes will be lower.
21.       Amicable Settlement of Disputes – For the amicable settlement of occasional disputes related to this Certificate, we may address our request or complaint to our Itaubanco branch. Itaubanco puts at our disposal the SAC - Itaú (0800 728 0728), SAC - Itaú exclusive for the hearing impaired (0800 722 1722) and “Fale Conosco” (Contact Us) (www.itau.com.br). If the dispute is not settled, we may resort to “Ouvidoria Corporativa Itaú” (Itaú’s Corporate Ombudsman) (0800 570 0011), on business days, from 9 am to 18 pm, Caixa Postal (P.O. box) 67.600, CEP 03162-971.

22.           Court – The parties elect the Court of the Judicial District of the place of issue of this Certificate, and the party carrying out the suit may choose for the Court of our domicile.

Place and retro date

DISCLAIMER
WE HAVE READ THIS CERTIFICATE PREVIOUSLY AND HAVE NO DOUBTS ON ANY OF THE CLAUSES HEREIN

Issuer

Joint Debtor

Joint debtors:

Name: cimcorp inC
CPF/CNPJ:
Phone: (0011) 37593899
Address: AL MADEIRA, 258 – SL401/02
 BARUERI - SP